Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: SPANSION INC., et al.,[1] Debtors.	Chapter 11 Case No.: 09-10690 (KJC) [Joint Administration Pending] Related to D.I. 16

INTERIM ORDER ESTABLISHING NOTICE, HEARING, AND SELL-DOWN PROCEDURES FOR TRADING IN EQUITY SECURITIES

Upon consideration of the motion (the “Motion”)2 of the Debtors for entry of interim and final orders (i) establishing notice and hearing procedures that must be satisfied before certain transfers of equity securities in Spansion Inc. (“Spansion”) or of any beneficial interest therein are deemed effective, (ii) establishing notice and sell-down procedures for trading in claims against the Debtors’ estates, and (iii) allowing for a hearing with respect to the prospective application of such procedures if any official committee of unsecured creditors appointed in these cases (the “Creditors’ Committee”) raises a timely objection; and it appearing that certain of the relief requested is in the best interests of the Debtors’ estates, their creditors, and other parties-in-interest; and upon consideration of the First Day Affidavit; and it appearing that this Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334; and it appearing that this Motion is a core

[1]

The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are: Spansion Inc., a Delaware corporation (8239); Spansion Technology LLC, a Delaware limited liability company (3982); Spansion LLC, a Delaware limited liability company (0482); Cerium Laboratories LLC, a Delaware limited liability company (0482), and Spansion International, Inc., a Delaware corporation (7542). The mailing address for each Debtor is 915 DeGuigne Dr., Sunnyvale, CA 94085.

[2]	Capitalized terms used but not defined herein shall have the same meanings ascribed to them in the Motion.

proceeding pursuant to 28 U.S.C. § 157; and adequate notice of the Motion and opportunity for objection having been given; and it appearing that no other notice need be given; and after due deliberation and sufficient cause therefore, it is hereby:

1. ORDERED that the Motion is granted in part on an interim basis as set forth below; and it is further

2. ORDERED that any purchase, sale, or other transfer of equity securities in Spansion in violation of the procedures set forth herein (including the notice requirements set forth in Section 3(a) below) shall be null and void ab initio as an act in violation of the automatic stay under U.S.C. §§ 362 and 105(a) of the Bankruptcy Code; and it is further

3. ORDERED that the following procedures shall apply to trading in equity securities of Spansion:

(a) Any person or entity (as defined in Treasury Regulations Section 1.382-3(a) for purposes of this Section 3) who currently is or becomes a Substantial Shareholder (as defined in Paragraph (e) below) shall file with this Court, and serve on counsel to the Debtors, a notice of such status, in the form attached hereto as Exhibit A-1, on or before the later of (A) twenty (20) calendar days after the effective date of the notice of entry of this Order or (B) ten (10) calendar days after becoming a Substantial Shareholder.

(b) At least thirty (30) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities, as defined below) that would result in an increase in the amount of Spansion Stock (as defined below) beneficially owned by a Substantial Shareholder or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit A-2, of the intended transfer of equity securities.

(c) At least thirty (30) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities) that would result in a decrease in the amount of Spansion Stock beneficially owned by a Substantial Shareholder or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit A-3, of the intended transfer of equity securities (the notices required to be filed and served under Paragraph (b) and this Paragraph (c), each a “Notice of Proposed Transfer”).

(d) The Debtors shall have thirty (30) calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of this court. If the Debtors do not object within such 30-day period, such transaction may proceed solely as set forth in the notice of Proposed Transfer. Further transactions within the scope of this Paragraph must be the subject of additional notices as set forth herein, with an additional 30-day waiting period.

(e) For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 7,673,713 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of Spansion (“Spansion Stock”), and (B) “beneficial ownership” (or any variation thereof of Spansion Stock and Options to acquire Spansion Stock) shall be determined in accordance with applicable rules under Section 382 of the Internal Revenue Code of 1986, as amended (the “IRC”), Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Spansion Stock. An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (B) of this paragraph, an owner of an Option to acquire Spansion Stock may be treated as the owner of such Spansion Stock;

and it is further

4. ORDERED that the Debtors may waive, in writing and in their sole and absolute discretion, any and all restrictions, stays, and notification procedures contained in this Order; and it is further

5. ORDERED that the Debtors shall serve the Notice of Order setting forth the procedures authorized herein substantially in the form annexed hereto as Exhibit C on: (a) the United States Trustee; (b) counsel to the administrative agent for the Debtors’ prepetition lenders; (c) counsel to the ad-hoc committee of holders of Spansion LLC’s Senior Secured Floating Rate Notes due 2013, Robert J. Stark, Brown Rudnick LLP, Seven Times Square, New York, NY 10036; (d) the Trustee for Spansion LLC’s Senior Secured Floating Rate Notes due

2013; (e) the Trustee for Spansion LLC’s 2.25% Exchangeable Senior Subordinated Debentures Due 2016; (f) the Trustee for Spansion LLC’s 11.25% Senior Notes Due 2016; (g) the administrative agent for the UBS Bank USA line of credit; (h) the creditors listed on the Debtors’ consolidated list of 65 largest unsecured creditors, as filed with the chapter 11 petitions; (i) the Securities and Exchange Commission; (j) the Internal Revenue Service; (k) local taxing authorities; (l) counsel to the administrative agent for the Debtors’ debtor-in-possession financing, if any; (m) any statutory Committee appointed under Section 1102 of the Bankruptcy Code; and (n) the transfer agents for any Spansion Stock. Notice served pursuant to the preceding sentence shall be via first class mail, postage prepaid. The Debtors shall also file a copy of this Order as an exhibit to a report on Form 8-K filed with the Securities and Exchange Commission. Additionally, the Debtors shall publish the Notice of Order in The Wall Street Journal and The Financial Times (U.S. edition). No further notice of entry of this Order need be served by the Debtors; and it is further

6. ORDERED that any transfer agent(s) for any Spansion Stock having notice hereof shall provide such Notice of Order to all holders of such Spansion Stock in excess of 4,000,000 shares registered with such transfer provided that, if any transfer agent provides the Debtors with the name and addresses of all holders of such Spansion Stock, the Debtors shall deliver the Notice of Order to such holders. Any such registered holder must, in turn, provide such Notice of Order to any holder for whose account such registered holder holds such Spansion Stock in excess of 4,000,000 shares, and so on down the chain of ownership; and it is further

7. ORDERED that any person or entity or broker or agent acting on such person or entity’s behalf who sells an aggregate amount of at least 2,000,000 shares of Spansion Stock (or an Option with respect thereto) to another person or entity shall provide a copy of the Notice of Order to such purchaser of such Spansion Stock or to any broker or agent acting on such purchaser’s behalf; and it is further

8. ORDERED that the requirements set forth in this Order are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate and other laws, and do not excuse compliance therewith; and it is further

9. ORDERED that this Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Order; and it is further

10. ORDERED that a final hearing on the Motion shall be held by the Court on March 23, 2009 at at 10:00 am.

Dated: March 4, 2009	/s/ Kevin J. Carey
Wilmington, Delaware	Kevin J. Carey Chief United States Bankruptcy Judge

EXHIBIT A-1

NOTICE OF STATUS AS SUBSTANTIAL SHAREHOLDER

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: SPANSION INC., et al.,[1] Debtors.	Chapter 11 Case No.: 09-10690 (KJC) Jointly Administered

NOTICE OF STATUS AS A SUBSTANTIAL SHAREHOLDER2

PLEASE TAKE NOTICE that [Name of Shareholder] is/has become a Substantial Shareholder with respect to Spansion Stock (as defined herein and in the Order) of Spansion Inc. (“Spansion”), a debtor and debtor-in-possession in Case No. 09-10690 (KJC) pending in the United States Bankruptcy Court for the District of Delaware.

[1]

The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are: Spansion Inc., a Delaware corporation (8239); Spansion Technology LLC, a Delaware limited liability company (3982); Spansion LLC, a Delaware limited liability company (0482); Cerium Laboratories LLC, a Delaware limited liability company (0482), and Spansion International, Inc., a Delaware corporation (7542). The mailing address for each Debtor is 915 DeGuigne Dr., Sunnyvale, CA 94085.

[2]

For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 7,673,713 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of Spansion Inc. (“Spansion Stock”), and (B) “beneficial ownership” (or any variation thereof of Spansion Stock and Options to acquire Spansion Stock) shall be determined in accordance with applicable rules under Section 382 of the I.R.C., Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Spansion Stock. An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (B) of this Paragraph, an owner of an Option to acquire Spansion Stock may be treated as the owner of such Spansion Stock.

PLEASE TAKE FURTHER NOTICE that, as of [Date], [Name of Shareholder] beneficially owns [                    ] shares of the Spansion Stock. The following table sets forth the date(s) on which [Name of Shareholder] acquired or otherwise became the beneficial owner of such Spansion Stock:

Number Of Shares	Date Acquired

(Attach additional page if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification or social security number of [Name of Shareholder] is [                    ].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, [Name of Shareholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notice, Hearing, and Sell-Down Procedures for Trading in Equity Securities and Claims Against the Debtors’ Estates (Docket No. [_]), this Notice is being (a) filed with the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, and (b) served upon counsel to the Debtors, Latham & Watkins LLP, 355 South Grand Avenue, Los Angeles, California 90071-1560 (Attn: Gregory O. Lunt).

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Date:

EXHIBIT A-2

NOTICE OF INTENT TO ACQUIRE EQUITY INTEREST

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: SPANSION INC., et al.,[1] Debtors.	Chapter 11 Case No.: 09-10690 (KJC) Jointly Administered

NOTICE OF INTENT TO PURCHASE, ACQUIRE, OR OTHERWISE

ACCUMULATE AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT [Name of Prospective Acquirer] hereby provides notice of its intention to purchase, acquire, or otherwise accumulate one or more shares of Spansion Stock (as defined herein and in the Order) of Spansion Inc. (“Spansion”) or an Option with respect thereto (as defined herein and in the Order) (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Acquirer] filed a Notice of Status as a Substantial Shareholder2 with the United States Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on Debtors’ counsel.

[1]

The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are: Spansion Inc., a Delaware corporation (8239); Spansion Technology LLC, a Delaware limited liability company (3982); Spansion LLC, a Delaware limited liability company (0482); Cerium Laboratories LLC, a Delaware limited liability company (0482), and Spansion International, Inc., a Delaware corporation (7542). The mailing address for each Debtor is 915 DeGuigne Dr., Sunnyvale, CA 94085.

[2]

For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 7,673,713 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of Spansion Inc. (“Spansion Stock”), and (B) “beneficial ownership” (or any variation thereof of Spansion Stock and Options to acquire Spansion Stock) shall be determined in accordance with applicable rules under Section 382 of the I.R.C., Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Spansion Stock. An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (B) of this Paragraph, an owner of an Option to acquire Spansion Stock may be treated as the owner of such Spansion Stock.

PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Acquirer] currently beneficially owns [                    ] shares of Spansion Stock.

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Acquirer] proposes to purchase, acquire, or otherwise accumulate [                    ] shares of Spansion Stock or an Option with respect to [                    ] shares of Spansion Stock. If the Proposed Transfer is permitted to occur, [Name of Prospective Acquirer] will beneficially own [                    ] shares of Spansion Stock after the transfer (including any Options with respect to any Common Stock).

PLEASE TAKE FURTHER NOTICE THAT the last four digits of the taxpayer identification or social security number of [Name of Prospective Acquirer] is [                    ].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, [Name of Prospective Acquirer] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notice, Hearing, and Sell-Down Procedures for Trading in Equity Securities and Claims Against the Debtors’ Estates (Docket No. [_]), this Notice is being (a) filed with the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, and (b) served upon counsel to the Debtors, Latham & Watkins LLP, 355 South Grand Avenue, Los Angeles, California 90071-1560 (Attn: Gregory O. Lunt).

PLEASE TAKE FURTHER NOTICE that the Debtors have 30 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Acquirer] that may result in [Name of Prospective Acquirer] purchasing, acquiring or otherwise accumulating additional shares of Spansion Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Date:

EXHIBIT A-3

NOTICE OF INTENT TO TRANSFER EQUITY INTEREST

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: SPANSION INC., et al.,[1] Debtors.	Chapter 11 Case No.: 09-10690 (KJC) Jointly Administered

NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE

TRANSFER AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT [Name of Prospective Seller] hereby provides notice of its intention to sell, trade, or otherwise transfer one or more shares of Spansion Stock (as defined herein and in the Order) of Spansion Inc. (“Spansion”) or an Option with respect thereto (as defined herein and in the Order) (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Seller] filed a Notice of Status as a Substantial Shareholder2 with the United States Bankruptcy Court for the District of Delaware (the “Court”) and served copies thereof on Debtors’ counsel.

[1]

The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are: Spansion Inc., a Delaware corporation (8239); Spansion Technology LLC, a Delaware limited liability company (3982); Spansion LLC, a Delaware limited liability company (0482); Cerium Laboratories LLC, a Delaware limited liability company (0482), and Spansion International, Inc., a Delaware corporation (7542). The mailing address for each Debtor is 915 DeGuigne Dr., Sunnyvale, CA 94085.

[2]

For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 7,673,713 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of Spansion Inc. (“Spansion Stock”), and (B) “beneficial ownership” (or any variation thereof of Spansion Stock and Options to acquire Spansion Stock) shall be determined in accordance with applicable rules under Section 382 of the I.R.C., Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Spansion Stock. An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (B) of this Paragraph, an owner of an Option to acquire Spansion Stock may be treated as the owner of such Spansion Stock.

PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Seller] currently beneficially owns [                    ] shares of the Spansion Stock (including any Options with respect to any Spansion Stock).

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Seller] proposes to sell, trade, or otherwise transfer [                    ] shares of Spansion Stock or an Option with respect to [                    ] shares of Spansion Stock. If the Proposed Transfer is permitted to occur, [Name of Prospective Seller] will beneficially own [                    ] shares of Spansion Stock after the transfer.

PLEASE TAKE FURTHER NOTICE THAT the last four digits of the taxpayer identification or social security number of [Name of Prospective Seller] is [                    ].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, [Name of Prospective Seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notice, Hearing, and Sell-Down Procedures for Trading in Equity Securities and Claims Against the Debtors’ Estates (Docket No. [_]), this Notice is being (a) filed with the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, and (b) served upon counsel to the Debtors, Latham & Watkins LLP, 355 South Grand Avenue, Los Angeles, California 90071-1560 (Attn: Gregory O. Lunt).

PLEASE TAKE FURTHER NOTICE that the Debtors have 30 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Seller] that may result in [Name of Prospective Seller] selling, trading or otherwise transferring shares of Spansion Stock (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully Submitted,

(Name of Shareholder)

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Date:

EXHIBIT B

NOTICE OF ORDER

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: SPANSION INC., et al.,[9] Debtors.	Chapter 11 Case No.: 09-10690 (KJC) Jointly Administered

NOTICE OF INTERIM ORDER UNDER 11 U.S.C. §§ 105, 362 AND 541 AND

FED. R. BANKR. P. 3001 AND 3002 ESTABLISHING NOTICE, HEARING,

AND SELL-DOWN PROCEDURES FOR TRADING IN EQUITY SECURITIES

TO ALL PERSONS OR ENTITIES WITH EQUITY INTERESTS IN THE DEBTORS:

PLEASE TAKE NOTICE that on March 1, 2009 (the “Petition Date”), the above-captioned debtors and debtors-in-possession (the “Debtors”), commenced cases under chapter 11 of title 11 of the United States Code 11 U.S.C. §§ 101 et seq., as amended (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of the Debtors’ estates or of property from the Debtors’ estates or to exercise control over property of the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed a motion seeking entry of an order pursuant to sections 105, 362, and 541 of the Bankruptcy Code establishing notice, hearing, and sell-down procedures for trading in equity securities of the debtors’ estates (the “Motion”).

[9]

The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are: Spansion Inc., a Delaware corporation (8239); Spansion Technology LLC, a Delaware limited liability company (3982); Spansion LLC, a Delaware limited liability company (0482); Cerium Laboratories LLC, a Delaware limited liability company (0482), and Spansion International, Inc., a Delaware corporation (7542). The mailing address for each Debtor is 915 DeGuigne Dr., Sunnyvale, CA 94085.

PLEASE TAKE FURTHER NOTICE THAT on March 4, 2009, the United States Bankruptcy Court for the District of Delaware (the “Court”) entered an interim order approving the procedures set forth below in order to preserve the Debtors’ net operating losses and certain other tax attributes (“Tax Attributes”) pursuant to sections 105, 362, and 541 of the Bankruptcy Code (the “Order”). Except as otherwise provided in the Order, any sale or other transfer of equity securities in the Debtors in violation of the procedures set forth below shall be null and void ab initio as an act in violation of the automatic stay under section 362 of the Bankruptcy Code.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the following procedures shall apply to holding and trading in equity securities of Spansion Inc. (“Spansion”):

1. Any purchase, sale, or other transfer of equity securities in, the Debtors in violation of the procedures set forth herein (including the notice requirements set forth in Section 3(a) ) below) shall be null and void ab initio as an act in violation of the automatic stay under U.S.C. §§ 362 and 105(a) of the Bankruptcy Code.

2. The following procedures shall apply to trading in equity securities of Spansion:

(a) Any person or entity (as defined in Treasury Regulations Section 1.382-3(a) for purposes of this Section 3) who currently is or becomes a Substantial Shareholder (as defined in paragraph (e) below) shall file with this Court, and serve on counsel to the Debtors, a notice of such status, in the form attached hereto as Exhibit A-1, on or before the later of (A) twenty (20) calendar days after the effective date of the notice of entry of this Order or (B) ten (10) calendar days after becoming a Substantial Shareholder.

(b) At least thirty (30) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities, as defined below) that would result in an increase in the amount of Spansion Stock (as defined below) beneficially owned by a Substantial Shareholder or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit A-2, of the intended transfer of equity securities.

(c) At least thirty (30) calendar days prior to effectuating any transfer of equity securities (including Options to acquire such securities) that would result in a decrease in the amount of Spansion Stock beneficially owned by a Substantial Shareholder or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit A-3, of the intended transfer of equity securities (the notices required to be filed and served under Paragraph (b) and this Paragraph (c), each a “Notice of Proposed Transfer”).

(d) The Debtors shall have thirty (30) calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of this Court. If the Debtors do not object within such 30-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this Paragraph must be the subject of additional notices as set forth herein, with an additional 30-day waiting period.

(e) For purposes of this Order, (A) a “Substantial Shareholder” is any person or entity which beneficially owns at least 7,673,713 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of Spansion (“Spansion Stock”), and (B) “beneficial ownership” (or any variation thereof of Spansion Stock and Options to acquire Spansion Stock) shall be determined in accordance with applicable rules under Section 382 of the Internal Revenue Code of 1986, as amended (the “IRC”), Treasury Regulations promulgated thereunder and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) an Option to acquire Spansion Stock. An “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. For the avoidance of doubt, by operation of the definition of beneficial ownership in clause (B) of this Paragraph, an owner of an Option to acquire Spansion Stock may be treated as the owner of such Spansion Stock;

PLEASE TAKE FURTHER NOTICE that, upon the request of any person, counsel to the Debtors, Latham & Watkins LLP, 355 South Grand Avenue, Los Angeles, California 90071-1560, Attn: Gregory O. Lunt, will provide a form of each of the required notices described above.

PLEASE TAKE FURTHER NOTICE that, upon the request of any person, Epiq Bankruptcy Solutions LLC (“Epiq”), shall supply a copy of the Order. Epiq shall supply a copy of the Order at a cost to be paid by the person requesting it at the prevailing fee being charged by Epiq. Epiq shall accommodate document requests during normal business hours, Monday to Friday (excluding recognized holidays).

FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF THE AUTOMATIC STAY PRESCRIBED BY SECTION 362 OF THE BANKRUPTCY CODE.

ANY PROHIBITED PURCHASE, SALE, TRADE, OR OTHER TRANSFER OF EQUITY SECURITIES IN, THE DEBTORS IN VIOLATION OF THE ORDER SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE BANKRUPTCY COURT.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

Dated: March 4, 2009 Wilmington, Delaware	BY ORDER OF THE COURT